UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2014

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On November 25, 2014, Fluor Corporation (the “Corporation”) entered into (i) Amendment No. 1 to its $1,700,000,000 Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014 (the “First Amendment”) and (ii) Amendment No. 2 to its $1,800,000,000 Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012, as previously amended on May 28, 2014 (the “Second Amendment” and, together with the First Amendment, the “Amendments”).  Pursuant to the Amendments, certain representations and warranties relating to sanctions have been amended.

The above description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the First Amendment and Second Amendment filed as Exhibits 10.1 and 10.2 hereto, which are incorporated herein.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
10.1	Amendment No. 1 to the Corporation’s $1,700,000,000 Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014.
10.2	Amendment No. 2 to the Corporation’s $1,800,000,000 Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012, as amended May 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 1, 2014	FLUOR CORPORATION

	By:	/s/ Biggs C. Porter
Biggs C. Porter
Executive Vice President and Chief
Financial Officer

FLUOR CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description
10.1	Amendment No. 1 to the Corporation’s $1,700,000,000 Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014.
10.2	Amendment No. 2 to the Corporation’s $1,800,000,000 Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012, as amended May 28, 2014.